Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of The Home Depot, Inc. (the “Company”) on Form 10-Q (“Form 10-Q”) for the period ended August 2, 2026 as filed with the Securities and Exchange Commission, I, Richard V. McPhail, Executive Vice President and Chief Financial Officer (Principal Financial Officer) and Interim Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)The Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard V. McPhail
Richard V. McPhail
Executive Vice President and Chief Financial Officer (Principal Financial Officer) and Interim Principal Executive Officer
August 24, 2026